UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2009

PASHMINADEPOT.COM, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-151909	26-1703723
(Commission File Number)	(IRS Employer Identification No.)

9694 Royal Palm Blvd., Coral Springs, Fl 33065
 (Address of Principal Executive Offices, Zip Code)

(954) 856-5718
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Loan to SwissINSO

On September 21, 2009, Pashminadepot.com, Inc., (the “Registrant”) lent SwissINSO SA (“SwissINSO”) $250,000; said funds were obtained by the Registrant as described below. SwissINSO intends to use such funds for working capital purposes and not for the satisfaction of any portion of any debt or to pay back salaries or wages, other than an aggregate of $75,000 which can be used for back salaries or wages. The interest-free loan is secured by all the assets of SwissINSO and is due within the earlier of 120 days or when SwissINSO or the Registrant consummates a sale of securities in the amount of at least $5,000,000.

Bridge Financing

On September 21, 2009, the Registrant entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Investor purchased $250,000 of the Registrant’s 9% Promissory Note (the “Note”). The Note, which bears interest at the rate of 9% per annum, is due within the earlier of 120 days or when the Registrant or SwissINSO consummates a sale of securities in the amount of at least $5,000,000. The Registrant can require the Investor to convert the Note into the securities to be issued by the Registrant in such financing.  The proceeds of the Note purchase were lent to SwissINSO as discussed above.

For all the terms of the Note issued to the Investor and the Secured Note issued by SwissINSO to the Registrant, reference is hereby made to such agreements annexed hereto as Exhibits 10.6 and 10.7. The Note Purchase Agreement executed between the Investor and the Registrant is identical to Exhibit 10.2 filed with the Current Report on Form 8-K filed by the Registrant on September 15, 2009. All statements made herein concerning such agreements are qualified by references to said exhibits.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Bridge Financing is incorporated into this Item 2.03 by reference.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits:

10.6    9% Promissory Note of Pashminadepot.com, Inc. dated September 21, 2009 issued in the principal amount of $250,000

10.7    Secured Note dated September 21, 2009 issued by SwissINSO SA to Pashminadepot.com, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASHMINADEPOT.COM, INC.

September 24, 2009	By:	/s/ Edward Sanders
Name: Edward Sanders
Title: President